Exhibit 99

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-F

$690,929,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

June 14, 2005

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Table of Contents

• Preliminary Summary of Certificates (To Roll)	pg. 3

• Preliminary Summary of Certificates (To Maturity)	pg. 4

• Preliminary Summary of Terms	pg. 5

• Preliminary Credit Support	pg. 12

• Preliminary Priority of Distributions	pg. 12

• Preliminary Bond Summary (To Roll)	pg. 13

• Preliminary Bond Summary (To Maturity)	pg. 16

Banc of America Securities LLC	2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Certificates

To Roll (1)

Class	Approx. Size (2)	Interest – Principal Type	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Maturity to Roll @ 25% CPB	Delay Days	Expected Ratings (Fitch/Moody’s)
Offered Certificates
1-A-1	$36,989,000	Variable – Pass-thru (3)	1.97	1 – 36	06/25/08	24	AAA / Aaa
1-A-2	2,987,000	Variable – Pass-thru (3)	1.97	1 – 36	06/25/08	24	AAA / Aa1
2-A-1	282,632,000	Variable – Pass-thru (4)	2.58	1 – 60	06/25/10	24	AAA / Aaa
2-A-2	282,632,000	Variable – Pass-thru (5)	2.58	1 – 60	06/25/10	24	AAA / Aaa
3-A-1	29,602,000	Variable – Pass-thru (6)	2.91	1 – 84	06/25/12	24	AAA / Aaa
4-A-1	56,087,000	Variable – Pass-thru (7)	3.17	1 – 120	06/25/15	24	AAA / Aaa
Not Offered Hereunder
B-1	15,053,000						N.A.
B-2	4,301,000						N.A.
B-3	2,508,000						N.A.
B-4	1,434,000						N.A.
B-5	1,075,000						N.A.
B-6	1,433,685						N.A.
1-A-R	100						N.A.
1-IO	TBD	Fixed-Interest Only					N.A.
2-IO	TBD	Fixed-Interest Only					N.A.

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of June 2008, June 2010, June 2012 and June 2015 respectively.
(2)	Class sizes are subject to change.
(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date occurring prior to July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(7)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC	3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Certificates

To Maturity

Class	Approx. Size (1)	Interest – Principal Type		Est. WAL (yrs)	Est. Prin. Window (mos) (2)	Expected Final Maturity (2)	Delay Days	Expected Ratings (Fitch/Moody’s)
Offered Certificates
1-A-1	$36,989,000	Variable –Pass-thru	(3)	3.29	1 – 360	06/25/35	24	AAA / Aaa
1-A-2	2,987,000	Variable–Pass-thru	(3)	3.29	1 – 360	06/25/35	24	AAA / Aa1
2-A-1	282,632,000	Variable –Pass-thru	(4)	3.32	1 – 360	06/25/35	24	AAA / Aaa
2-A-2	282,632,000	Variable –Pass-thru	(5)	3.32	1 – 360	06/25/35	24	AAA / Aaa
3-A-1	29,602,000	Variable –Pass-thru	(6)	3.30	1 – 360	06/25/35	24	AAA / Aaa
4-A-1	56,087,000	Variable –Pass-thru	(7)	3.33	1 – 360	06/25/35	24	AAA / Aaa

(1)	Class sizes are subject to change.
(2)	Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.
(3)	For each Distribution Date occurring prior to July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(4)	For each Distribution Date occurring prior to July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans minus [ ]% (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For each Distribution Date occurring in the month of or after July 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(5)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(6)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).
(7)	For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC	4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Transaction:	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-F

Lead Manager (Book Runner):	Banc of America Securities LLC

Co-Managers:	Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:	Bank of America, N.A.

Trustee:	Wells Fargo Bank, N.A.

Rating Agencies:	Fitch Ratings (Class A Certificates and Subordinate Certificates) and Moody’s Investors Service, Inc. (Class A Certificates).

Transaction Size:	$690,929,000

Securities Offered:

$ 36,989,000 Class 1-A-1 Certificates

$ 2,987,000 Class 1-A-2 Certificates

$ 282,632,000 Class 2-A-1 Certificates

$ 282,632,000 Class 2-A-2 Certificates

$ 29,602,000 Class 3-A-1 Certificates

$ 56,087,000 Class 4-A-1 Certificates

Group 1 Collateral:	3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.35% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:	5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 74.50% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 1.00% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:	7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.04% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Banc of America Securities LLC	5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Group 4 Collateral:	10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.63% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:	Week of June 13, 2005

Expected Closing Date:	On or about June 28, 2005

Distribution Date:	25th of each month, or the next succeeding business day (First Distribution Date: July 25, 2005)

Cut-Off Date:	June 1, 2005

Class A Certificates:	Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 Certificates (the “Class A Certificates”). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:	Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the “Class B Certificates”). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:	Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:	Class 2-A-1 and 2-A-2

Group 3-A Certificates:	Class 3-A-1

Group 4-A Certificates:	Class 4-A-1

Super Senior Certificates:	Class 1-A-1 Certificates

Super Senior Support Certificates:	Class 1-A-2 Certificates

Day Count:	30/360

Group 1, Group 2, Group 3 and Group 4 Prepayment Speed:	25% CPB

Clearing:	DTC, Clearstream and Euroclear

Denominations:	Original Certificate Form	Minimum Denominations	Incremental Denominations
Class A Offered Certificates	Book Entry	$1,000	$1

SMMEA Eligibility:	The Class A Certificates and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Banc of America Securities LLC	6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Tax Structure:	REMIC

Optional Clean-up Call:	Any Distribution Date on or after which the aggregate Stated Principal Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date (“Cut-Off Date Pool Principal Balance”).

Principal Distribution:	Principal will be allocated to the certificates according to the Priority of Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class 1-A-1 and 1-A-2 Certificates, pro-rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 and 2-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 Certificates until their class balance has been reduced to zero. The Subordinate Principal Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more of the other Groups. (Please see the Priority of Distributions section.)

Interest Accrual:	Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 3-A-1 and 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on June 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Banc of America Securities LLC	7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Administrative Fee:	The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The “Administrative Fees” consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the “Servicing Fee”) and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the “Administrative Fee Rate”) equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The “Trustee Fee Rate” will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:	The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:	As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:	The Pool Distribution Amount for each Loan Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof and any compensating interest allocable to the Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer’s normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Banc of America Securities LLC	8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Senior Percentage:	The Senior Percentage for a Loan Group on any Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of the related Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:	The Subordinate Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment Percentage:	The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC	9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Senior Prepayment Percentage:	For the following Distribution Dates, will be as follows:

	Distribution Date	Senior Prepayment Percentage
	July 2005 through June 2012	100%;
	July 2012 through June 2013	the applicable Senior Percentage plus, 70% of the applicable Subordinate Percentage;
	July 2013 through June 2014	the applicable Senior Percentage plus, 60% of the applicable Subordinate Percentage;
	July 2014 through June 2015	the applicable Senior Percentage plus, 40% of the applicable Subordinate Percentage;
	July 2015 through June 2016	the applicable Senior Percentage plus, 20% of the applicable Subordinate Percentage;
	July 2016 and thereafter	the applicable Senior Percentage;

provided, however,

(i)	if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the “Total Senior Percentage”) exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

(ii)	if for each Group of Certificates on any Distribution Date prior to the July 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the “Total Subordinate Percentage”) is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

(iii)	if for each Group of Certificates on or after the July 2008 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

Banc of America Securities LLC	10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Summary of Terms

Principal Amount:	The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such Loan Group on the related due date, (b) the principal portion of the purchase price of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution Amount:	The Senior Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution Amount:	The Subordinate Principal Distribution Amount for a Loan Group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of “Principal Amount” for such Loan Group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of “Principal Amount” for such Loan Group and such Distribution Date.

Banc of America Securities LLC	11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Credit Support

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

Subordination of Class B Certificates

Preliminary Priority of Distributions

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:

Preliminary Priority of Distributions

Banc of America Securities LLC	12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Bond Summary

To Roll(1)

1-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.346	4.327	4.315	4.302	4.288	4.254	4.211
Average Life (Years)	2.725	2.325	2.140	1.966	1.801	1.501	1.236
Modified Duration	2.509	2.150	1.983	1.826	1.677	1.405	1.164
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008
Principal # Months	36	36	36	36	36	36	36

1-A-2
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 99-17	4.533	4.545	4.552	4.559	4.568	4.588	4.614
Average Life (Years)	2.725	2.325	2.140	1.966	1.801	1.501	1.236
Modified Duration	2.506	2.146	1.979	1.821	1.672	1.400	1.158
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008	06/25/2008
Principal # Months	36	36	36	36	36	36	36

2-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	4.682	4.659	4.645	4.629	4.612	4.569	4.515
Average Life (Years)	4.324	3.339	2.938	2.585	2.272	1.758	1.361
Modified Duration	3.797	2.967	2.626	2.324	2.056	1.611	1.263
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010
Principal # Months	60	60	60	60	60	60	60

2-A-2
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-20.5	4.833	4.761	4.719	4.671	4.616	4.486	4.319
Average Life (Years)	4.324	3.339	2.938	2.585	2.272	1.758	1.361
Modified Duration	3.771	2.953	2.617	2.319	2.053	1.612	1.267
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010	06/25/2010
Principal # Months	60	60	60	60	60	60	60

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of June 2008, June 2010, June 2012 and June 2015, respectively.

Banc of America Securities LLC	13

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Bond Summary

To Roll(1)

3-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 100-27	5.070	4.974	4.917	4.852	4.779	4.605	4.389
Average Life (Years)	5.691	4.024	3.415	2.907	2.483	1.839	1.386
Modified Duration	4.730	3.435	2.953	2.546	2.203	1.670	1.284
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2012	06/25/2012	06/25/2012	06/25/2012	06/25/2012	06/25/2012	06/25/2012
Principal # Months	84	84	84	84	84	84	84

4-A-1
CPB	5%	15%	20%	25%	30%	40%	50%
Yield at 101-02.5	5.212	5.086	5.010	4.925	4.829	4.607	4.340
Average Life (Years)	7.533	4.745	3.855	3.167	2.632	1.884	1.398
Modified Duration	5.874	3.892	3.235	2.716	2.302	1.702	1.294
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2015	06/25/2015	06/25/2015	06/25/2015	06/25/2015	06/25/2015	06/25/2015
Principal # Months	120	120	120	120	120	120	120

(1)	Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of June 2008, June 2010, June 2012 and June 2015, respectively.

Banc of America Securities LLC	14

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Bond Summary

To Maturity

1-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.299	5.039	4.920	4.808	4.704	4.520	4.365
Average Life (Years)	11.672	5.469	4.154	3.285	2.676	1.887	1.397
Modified Duration	7.791	4.325	3.448	2.822	2.357	1.717	1.298
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	03/25/2032
Principal # Months	360	360	360	360	360	360	321

1-A-2
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 99-17	5.360	5.148	5.056	4.974	4.903	4.794	4.727
Average Life (Years)	11.672	5.469	4.154	3.285	2.676	1.887	1.397
Modified Duration	7.764	4.305	3.431	2.807	2.344	1.707	1.290
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	02/25/2035	03/25/2029
Principal # Months	360	360	360	360	360	356	285

2-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-00	5.304	5.045	4.939	4.848	4.769	4.645	4.546
Average Life (Years)	11.897	5.544	4.201	3.316	2.695	1.896	1.401
Modified Duration	7.933	4.367	3.469	2.831	2.358	1.714	1.294
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	05/25/2034
Principal # Months	360	360	360	360	360	360	347

2-A-2
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-20.5	5.376	5.114	4.995	4.881	4.773	4.566	4.355
Average Life (Years)	11.897	5.544	4.201	3.316	2.695	1.896	1.401
Modified Duration	7.831	4.331	3.448	2.820	2.353	1.715	1.298
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	05/25/2034
Principal # Months	360	360	360	360	360	360	347

Banc of America Securities LLC	15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Preliminary Bond Summary

To Maturity

3-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-27	5.385	5.150	5.043	4.939	4.837	4.628	4.396
Average Life (Years)	11.849	5.513	4.176	3.295	2.680	1.886	1.395
Modified Duration	7.752	4.280	3.408	2.789	2.330	1.702	1.291
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	01/25/2032
Principal # Months	360	360	360	360	360	360	319

4-A-1
CPR	5%	15%	20%	25%	30%	40%	50%
Yield at 100-29	5.382	5.162	5.058	4.953	4.845	4.611	4.341
Average Life (Years)	12.212	5.607	4.228	3.326	2.698	1.894	1.399
Modified Duration	7.903	4.319	3.430	2.803	2.339	1.708	1.295
Principal Window Begin	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005	07/25/2005
Principal Window End	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	06/25/2035	10/25/2032
Principal # Months	360	360	360	360	360	360	328

Banc of America Securities LLC	16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 64.35% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$41,469,904

Total Number of Loans		75

Average Loan Principal Balance		$552,932		$359,567 to $1,100,000

WA Gross Coupon		5.391%		4.750% to 6.500%

WA FICO		755		654 to 813

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360		358 to 360

WA OLTV		73.27%		27.75% to 95.00%

WA Months to First Rate Adjustment Date		36 months		34 to 36 months

Gross Margin		2.250%

WA Rate Ceiling		11.382%		10.000% to 12.500%

Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL SC NC IL	39.38 17.80 6.56 6.53 5.62	% % % % %

Banc of America Securities LLC	3

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	63	$34,811,769.73	83.94%
Second Home	11	6,076,884.38	14.65
Investor Property	1	581,250.00	1.40

Total:	75	$41,469,904.11	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 1 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	40	$22,156,018.59	53.43%
PUD-Detached	16	8,743,962.00	21.09
Condo - Low	10	5,481,835.87	13.22
Condominium	7	4,076,848.95	9.83
Townhouse	1	512,238.70	1.24
2-Family	1	499,000.00	1.20

Total:	75	$41,469,904.11	100.00%

Mortgage Loan Purpose of the Group 1 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	61	$34,097,076.62	82.22%
Refinance-Rate/Term	11	5,743,380.00	13.85
Refinance-Cashout	3	1,629,447.49	3.93

Total:	75	$41,469,904.11	100.00%

Banc of America Securities LLC	4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Geographic Distribution of the Mortgage Properties of the

Group 1 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	30	$16,331,142.21	39.38%
Florida	13	7,381,758.27	17.80
South Carolina	4	2,718,750.00	6.56
North Carolina	5	2,706,640.54	6.53
Illinois	4	2,331,130.26	5.62
Nevada	3	1,481,262.00	3.57
New Jersey	2	1,158,083.84	2.79
Virginia	2	946,320.00	2.28
New York	2	873,000.00	2.11
Missouri	2	866,500.00	2.09
Rhode Island	1	700,000.00	1.69
Texas	1	652,000.00	1.57
Massachusetts	1	623,316.99	1.50
Georgia	1	600,000.00	1.45
Maryland	1	600,000.00	1.45
Washington	1	600,000.00	1.45
Oregon	1	520,000.00	1.25
District of Columbia	1	380,000.00	0.92

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.65% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the

Group 1 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	10	$5,567,663.92	34.09%
Southern California	20	10,763,478.29	65.91

Total:	30	$16,331,142.21	100.00%

Banc of America Securities LLC	5

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	13	$4,921,562.98	11.87%
400,000.01 - 450,000.00	11	4,764,562.80	11.49
450,000.01 - 500,000.00	10	4,781,963.84	11.53
500,000.01 - 550,000.00	10	5,243,900.70	12.65
550,000.01 - 600,000.00	8	4,676,838.17	11.28
600,000.01 - 650,000.00	8	5,093,516.99	12.28
650,000.01 - 700,000.00	4	2,712,000.00	6.54
700,000.01 - 750,000.00	4	2,882,399.15	6.95
750,000.01 - 800,000.00	2	1,536,690.00	3.71
850,000.01 - 900,000.00	1	856,000.00	2.06
900,000.01 - 950,000.00	1	940,000.00	2.27
950,000.01 - 1,000,000.00	2	1,960,469.48	4.73
1,000,000.01 - 1,500,000.00	1	1,100,000.00	2.65

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $552,932.

Banc of America Securities LLC	6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
25.01 - 30.00	1	$554,447.49	1.34%
30.01 - 35.00	2	1,260,000.00	3.04
35.01 - 40.00	1	385,000.00	0.93
40.01 - 45.00	1	450,000.00	1.09
45.01 - 50.00	1	491,300.00	1.18
50.01 - 55.00	3	1,362,800.00	3.29
55.01 - 60.00	2	1,150,000.00	2.77
60.01 - 65.00	2	982,590.54	2.37
65.01 - 70.00	7	4,441,830.88	10.71
70.01 - 75.00	5	2,549,450.00	6.15
75.01 - 80.00	46	26,243,664.36	63.28
80.01 - 85.00	1	380,000.00	0.92
85.01 - 90.00	2	845,893.84	2.04
90.01 - 95.00	1	372,927.00	0.90

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 73.27%.

Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.501 - 4.750	2	$1,440,000.00	3.47%
4.751 - 5.000	14	6,609,599.44	15.94
5.001 - 5.250	16	9,376,310.16	22.61
5.251 - 5.500	22	12,200,846.49	29.42
5.501 - 5.750	15	8,459,416.69	20.40
5.751 - 6.000	4	2,239,731.33	5.40
6.001 - 6.250	1	506,400.00	1.22
6.251 - 6.500	1	637,600.00	1.54

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 5.391% per annum.

Banc of America Securities LLC	7

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Gross Margin of the Group 1 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	75	$41,469,904.11	100.00%

Total:	75	$41,469,904.11	100.00%

Rate Ceilings of the Group 1 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.751 - 10.000	1	$359,567.44	0.87%
10.501 - 10.750	2	1,440,000.00	3.47
10.751 - 11.000	13	6,250,032.00	15.07
11.001 - 11.250	16	9,376,310.16	22.61
11.251 - 11.500	22	12,200,846.49	29.42
11.501 - 11.750	15	8,459,416.69	20.40
11.751 - 12.000	4	2,239,731.33	5.40
12.001 - 12.250	1	506,400.00	1.22
12.251 - 12.500	1	637,600.00	1.54

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.382% per annum.

First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
April 1, 2008	1	$458,083.84	1.10%
May 1, 2008	26	13,536,053.27	32.64
June 1, 2008	48	27,475,767.00	66.25

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.

Banc of America Securities LLC	8

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Remaining Terms of the Group 1 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	75	$41,469,904.11	100.00%

Total:	75	$41,469,904.11	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	4	$2,107,567.44	5.08%
751 - 800	45	25,188,726.61	60.74
701 - 750	18	9,953,409.79	24.00
651 - 700	8	4,220,200.27	10.18

Total:	75	$41,469,904.11	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	9

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 74.50% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.00% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$586,374,357

Total Number of Loans		1,094

Average Loan Principal Balance		$535,991		$87,300 to $1,500,000

WA Gross Coupon		5.290%		3.750% to 6.875%

WA FICO		748		620 to 820

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360		356 to 360

WA OLTV		72.10%		17.86% to 90.00%

WA Months to First Rate Adjustment Date		60 months		56 to 60 months

Gross Margin		2.250%

WA Rate Ceiling		10.290%		8.750% to 11.875%

Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD AZ	51.24 9.90 7.04 3.36 2.50	% % % % %

Banc of America Securities LLC	10

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	975	$517,429,514.20	88.24%
Second Home	110	65,044,575.37	11.09
Investor Property	9	3,900,267.80	0.67

Total:	1,094	$586,374,357.37	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 2 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	591	$327,472,006.76	55.85%
PUD-Detached	248	131,586,181.58	22.44
Condo - Low	144	70,947,930.84	12.10
Condominium	54	30,713,331.66	5.24
PUD-Attached	50	22,206,034.53	3.79
2-Family	3	1,818,000.00	0.31
Townhouse	3	1,206,872.00	0.21
4-Family	1	424,000.00	0.07

Total:	1,094	$586,374,357.37	100.00%

Mortgage Loan Purpose of the Group 2 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	747	$402,826,050.40	68.70%
Refinance-Rate/Term	188	102,774,552.20	17.53
Refinance-Cashout	159	80,773,754.77	13.78

Total:	1,094	$586,374,357.37	100.00%

Banc of America Securities LLC	11

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Group 2 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	551	$300,464,513.73	51.24%
Florida	106	58,026,990.52	9.90
Virginia	85	41,267,686.09	7.04
Maryland	39	21,292,960.47	3.63
Arizona	26	14,658,444.81	2.50
North Carolina	25	13,881,437.99	2.37
Illinois	24	13,708,497.48	2.34
Nevada	24	11,694,853.20	1.99
District of Columbia	22	10,902,715.13	1.86
South Carolina	21	10,850,156.53	1.85
Colorado	17	10,722,989.72	1.83
Georgia	21	9,939,985.14	1.70
New Jersey	17	9,458,852.50	1.61
Massachusetts	18	9,254,469.82	1.58
Washington	19	9,215,096.02	1.57
Texas	16	7,556,532.53	1.29
New York	12	6,748,300.00	1.15
Connecticut	7	3,527,520.62	0.60
New Mexico	5	2,711,755.58	0.46
Missouri	4	2,495,365.00	0.43
Tennessee	5	2,057,800.00	0.35
Indiana	3	1,634,090.76	0.28
Delaware	2	1,553,300.00	0.26
Pennsylvania	3	1,526,547.64	0.26
Vermont	3	1,479,750.00	0.25
Wisconsin	3	1,263,750.00	0.22
Hawaii	2	1,164,000.00	0.20
Ohio	2	1,013,421.67	0.17
Oregon	2	989,552.65	0.17
Rhode Island	2	983,060.77	0.17
Alabama	1	880,000.00	0.15
Michigan	1	650,000.00	0.11
Idaho	1	600,000.00	0.10
Oklahoma	1	609,000.00	0.10
Utah	1	470,961.00	0.08
Maine	1	400,000.00	0.07
New Hampshire	1	384,000.00	0.07
Kentucky	1	336,000.00	0.06

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.67% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	12

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

California State Distribution of the Mortgaged Properties of the Group 2 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	318	$173,946,400.47	57.89%
Southern California	233	126,518,113.26	42.11

Total:	551	$300,464,513.73	100.00%

Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
50,000.01 - 100,000.00	1	$87,300.00	0.01%
100,000.01 - 150,000.00	1	116,743.88	0.02
150,000.01 - 200,000.00	2	376,000.00	0.06
250,000.01 - 300,000.00	1	283,500.00	0.05
300,000.01 - 350,000.00	2	681,000.00	0.12
350,000.01 - 400,000.00	212	81,098,775.69	13.83
400,000.01 - 450,000.00	194	83,039,538.36	14.16
450,000.01 - 500,000.00	199	95,312,199.86	16.25
500,000.01 - 550,000.00	110	57,648,036.50	9.83
550,000.01 - 600,000.00	116	67,050,754.56	11.43
600,000.01 - 650,000.00	69	43,327,088.32	7.39
650,000.01 - 700,000.00	39	26,369,168.41	4.50
700,000.01 - 750,000.00	36	26,230,977.06	4.47
750,000.01 - 800,000.00	25	19,520,144.60	3.33
800,000.01 - 850,000.00	15	12,450,200.00	2.12
850,000.01 - 900,000.00	15	13,201,346.98	2.25
900,000.01 - 950,000.00	14	13,024,975.46	2.22
950,000.01 - 1,000,000.00	28	27,669,320.85	4.72
1,000,000.01 - 1,500,000.00	15	18,887,286.84	3.22

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $535,991.

Banc of America Securities LLC	13

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
15.01 - 20.00	1	$500,000.00	0.09%
20.01 - 25.00	4	1,705,800.00	0.29
25.01 - 30.00	10	6,299,288.60	1.07
30.01 - 35.00	6	4,177,600.00	0.71
35.01 - 40.00	14	8,329,086.97	1.42
40.01 - 45.00	11	5,801,998.20	0.99
45.01 - 50.00	32	17,738,819.85	3.03
50.01 - 55.00	38	21,772,819.26	3.71
55.01 - 60.00	55	31,469,820.37	5.37
60.01 - 65.00	48	27,025,689.95	4.61
65.01 - 70.00	106	60,037,611.85	10.24
70.01 - 75.00	88	50,269,743.16	8.57
75.01 - 80.00	663	343,588,567.16	58.60
80.01 - 85.00	4	1,709,500.00	0.29
85.01 - 90.00	14	5,948,012.00	1.01

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.10%.

Banc of America Securities LLC	14

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.501 - 3.750	4	$2,082,000.00	0.36%
3.751 - 4.000	9	5,082,921.69	0.87
4.001 - 4.250	11	5,854,627.10	1.00
4.251 - 4.500	24	13,716,713.97	2.34
4.501 - 4.750	51	26,884,401.29	4.58
4.751 - 5.000	149	78,760,451.89	13.43
5.001 - 5.250	265	144,554,586.43	24.65
5.251 - 5.500	344	184,161,050.27	31.41
5.501 - 5.750	178	94,503,610.34	16.12
5.751 - 6.000	48	25,695,756.33	4.38
6.001 - 6.250	8	3,777,664.12	0.64
6.251 - 6.500	2	909,573.94	0.16
6.751 - 7.000	1	391,000.00	0.07

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.290% per annum.

Gross Margin of the Group 2 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	1,094	$586,374,357.37	100.00%

Total:	1,094	$586,374,357.37	100.00%

Banc of America Securities LLC	15

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Rate Ceilings of the Group 2 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.501 - 8.750	4	$2,082,000.00	0.36%
8.751 - 9.000	9	5,082,921.69	0.87
9.001 - 9.250	11	5,854,627.10	1.00
9.251 - 9.500	24	13,716,713.97	2.34
9.501 - 9.750	51	26,884,401.29	4.58
9.751 - 10.000	149	78,760,451.89	13.43
10.001 - 10.250	265	144,554,586.43	24.65
10.251 - 10.500	344	184,161,050.27	31.41
10.501 - 10.750	178	94,503,610.34	16.12
10.751 - 11.000	48	25,695,756.33	4.38
11.001 - 11.250	8	3,777,664.12	0.64
11.251 - 11.500	2	909,573.94	0.16
11.751 - 12.000	1	391,000.00	0.07

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.290% per annum.

First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

First Rate Adjustment Date	Number of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
February 1, 2010	1	$400,000.00	0.07%
April 1, 2010	6	2,745,544.77	0.47
May 1, 2010	417	224,781,582.34	38.33
June 1, 2010	670	358,447,230.26	61.13

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 60 months.

Banc of America Securities LLC	16

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Remaining Terms of the Group 2 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	1,094	$586,374,357.37	100.00%

Total:	1,094	$586,374,357.37	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	65	$35,371,184.24	6.03%
751 - 800	521	287,727,090.23	49.07
701 - 750	330	173,966,022.05	29.67
651 - 700	143	71,208,405.56	12.14
601 - 650	32	16,813,655.29	2.87
Not Scored	3	1,288,000.00	0.22

Total:	1,094	$586,374,357.37	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	17

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 50.04% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$30,707,902

Total Number of Loans		55

Average Loan Principal Balance		$558,326		$366,659 to $1,320,000

WA Gross Coupon		5.514%		4.375% to 6.500%

WA FICO		757		643 to 811

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360		359 to 360

WA OLTV		69.21%		48.89% to 93.11%

WA Months to First Rate Adjustment Date		84 months		83 to 84 months

Gross Margin		2.250%

WA Rate Ceiling		10.514%		9.375% to 11.500%

Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL GA VA AZ	41.11 11.96 6.89 6.55 4.40	% % % % %

Banc of America Securities LLC	18

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	46	$24,759,402.45	80.63%
Second Home	8	5,298,500.00	17.25
Investor Property	1	650,000.00	2.12

Total:	55	$30,707,902.45	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 3 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	34	$20,269,975.00	66.01%
PUD-Detached	13	6,380,461.45	20.78
Condominium - Low	4	1,986,000.00	6.47
Condominium	3	1,421,466.00	4.63
PUD-Attached	1	650,000.00	2.12

Total:	55	$30,707,902.45	100.00%

Mortgage Loan Purpose of the Group 3 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	41	$22,867,677.45	74.47%
Refinance-Rate/Term	9	5,442,314.00	17.72
Refinance-Cashout	5	2,397,911.00	7.81

Total:	55	$30,707,902.45	100.00%

Banc of America Securities LLC	19

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Group 3 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	23	$12,624,647.00	41.11%
Florida	4	3,672,500.00	11.96
Georgia	4	2,117,202.55	6.89
Virginia	4	2,011,920.00	6.55
Arizona	2	1,350,000.00	4.40
Washington	3	1,253,558.90	4.08
Massachusetts	2	1,221,500.00	3.98
North Carolina	2	1,156,800.00	3.77
Maryland	2	1,022,000.00	3.33
Hawaii	1	715,000.00	2.33
South Carolina	1	549,600.00	1.79
Nevada	1	485,000.00	1.58
Rhode Island	1	464,000.00	1.51
Tennessee	1	435,464.00	1.42
New Jersey	1	432,000.00	1.41
Connecticut	1	418,410.00	1.36
Iowa	1	402,300.00	1.31
Colorado	1	376,000.00	1.22

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, no more than approximately 4.30% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the Group 3 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	11	$6,491,367.00	51.42%
Southern California	12	6,133,280.00	48.58

Total:	23	$12,624,647.00	100.00%

Banc of America Securities LLC	20

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	4	$1,525,258.90	4.97%
400,000.01 - 450,000.00	13	5,586,135.00	18.19
450,000.01 - 500,000.00	11	5,192,252.55	16.91
500,000.01 - 550,000.00	6	3,159,520.00	10.29
550,000.01 - 600,000.00	9	5,141,356.00	16.74
600,000.01 - 650,000.00	3	1,895,880.00	6.17
650,000.01 - 700,000.00	1	700,000.00	2.28
700,000.01 - 750,000.00	4	2,965,000.00	9.66
750,000.01 - 800,000.00	1	800,000.00	2.61
1,000,000.01 - 1,500,000.00	3	3,742,500.00	12.19

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $558,326.

Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
45.01 - 50.00	2	$1,845,000.00	6.01%
50.01 - 55.00	4	2,140,950.00	6.97
55.01 - 60.00	7	3,992,311.00	13.00
60.01 - 65.00	7	5,100,880.00	16.61
65.01 - 70.00	7	3,789,414.00	12.34
70.01 - 75.00	2	1,027,000.00	3.34
75.01 - 80.00	23	11,572,637.45	37.69
85.01 - 90.00	2	820,710.00	2.67
90.01 - 95.00	1	419,000.00	1.36

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.21%.

Banc of America Securities LLC	21

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.251 - 4.500	1	$450,400.00	1.47%
4.751 - 5.000	7	3,548,938.90	11.56
5.001 - 5.250	10	4,553,766.55	14.83
5.251 - 5.500	11	6,978,326.00	22.72
5.501 - 5.750	18	10,574,061.00	34.43
5.751 - 6.000	7	3,952,410.00	12.87
6.251 - 6.500	1	650,000.00	2.12

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.514% per annum.

Gross Margin of the Group 3 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	55	$30,707,902.45	100.00%

Total:	55	$30,707,902.45	100.00%

Banc of America Securities LLC	22

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Rate Ceilings of the Group 3 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.251 - 9.500	1	$450,400.00	1.47%
9.751 - 10.000	7	3,548,938.90	11.56
10.001 - 10.250	10	4,553,766.55	14.83
10.251 - 10.500	11	6,978,326.00	22.72
10.501 - 10.750	18	10,574,061.00	34.43
10.751 - 11.000	7	3,952,410.00	12.87
11.251 - 11.500	1	650,000.00	2.12

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.514% per annum.

First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
May 1, 2012	10	$5,429,475.45	17.68%
June 1, 2012	45	25,278,427.00	82.32

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 84 months.

Banc of America Securities LLC	23

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Remaining Terms of the Group 3 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	55	$30,707,902.45	100.00%

Total:	55	$30,707,902.45	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	4	$2,209,402.55	7.19%
751 - 800	31	18,227,631.00	59.36
701 - 750	12	6,526,158.90	21.25
651 - 700	7	3,326,300.00	10.83
601 - 650	1	418,410.00	1.36

Total:	55	$30,707,902.45	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	24

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.63% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary			Range (if applicable)
Total Outstanding Loan Balance		$58,181,621

Total Number of Loans		102

Average Loan Principal Balance		$570,408		$362,000 to $1,225,000

WA Gross Coupon		5.643%		4.625% to 6.500%

WA FICO		753		643 to 819

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360		359 to 360

WA OLTV		69.08%		35.14% to 80.00%

WA Months to First Rate Adjustment Date		120 months		119 to 120 months

Gross Margin		2.250%

WA Rate Ceiling		10.643%		9.625% to 11.500%

Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD MA	48.81 9.85 7.68 5.22 4.67	% % % % %

Banc of America Securities LLC	25

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	93	$53,066,965.68	91.21%
Second Home	9	5,114,655.62	8.79

Total:	102	$58,181,621.30	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Group 4 Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	60	$34,903,952.30	59.99%
PUD-Detached	27	14,943,416.97	25.68
Condo - Low	9	4,765,261.31	8.19
PUD-Attached	3	1,596,000.00	2.74
Condominium	2	1,376,000.00	2.37
3-Family	1	596,990.72	1.03

Total:	102	$58,181,621.30	100.00%

Mortgage Loan Purpose of the Group 4 Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	68	$38,761,827.79	66.62%
Refinance-Cashout	20	10,921,893.51	18.77
Refinance-Rate/Term	14	8,497,900.00	14.61

Total:	102	$58,181,621.30	100.00%

Banc of America Securities LLC	26

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Group 4 Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	49	$28,398,298.84	48.81%
Florida	11	5,729,583.36	9.85
Virginia	8	4,465,666.73	7.68
Maryland	6	3,037,079.71	5.22
Massachusetts	4	2,716,890.72	4.67
South Carolina	4	1,972,000.00	3.39
District of Columbia	3	1,893,200.00	3.25
New Jersey	3	1,634,798.03	2.81
Georgia	2	1,619,304.00	2.78
Arizona	2	1,497,400.00	2.57
Texas	3	1,258,000.00	2.16
Nevada	2	1,185,000.00	2.04
Montana	1	808,000.00	1.39
Hawaii	1	607,999.91	1.05
North Carolina	1	575,000.00	0.99
Washington	1	412,000.00	0.71
Missouri	1	371,400.00	0.64

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, no more than approximately 2.57% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

California State Distribution of the Mortgaged Properties of the Group 4 Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	27	$16,337,060.73	57.53%
Southern California	22	12,061,238.11	42.47

Total:	49	$28,398,298.84	100.00%

Banc of America Securities LLC	27

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
350,000.01 - 400,000.00	11	$4,206,878.68	7.23%
400,000.01 - 450,000.00	16	6,877,800.00	11.82
450,000.01 - 500,000.00	21	10,092,622.66	17.35
500,000.01 - 550,000.00	9	4,800,463.15	8.25
550,000.01 - 600,000.00	16	9,341,288.90	16.06
600,000.01 - 650,000.00	3	1,907,999.91	3.28
650,000.01 - 700,000.00	9	6,180,000.00	10.62
700,000.01 - 750,000.00	3	2,204,000.00	3.79
750,000.01 - 800,000.00	5	3,933,400.00	6.76
800,000.01 - 850,000.00	2	1,628,000.00	2.80
850,000.01 - 900,000.00	1	890,000.00	1.53
900,000.01 - 950,000.00	1	920,518.00	1.58
950,000.01 - 1,000,000.00	4	3,973,650.00	6.83
1,000,000.01 - 1,500,000.00	1	1,225,000.00	2.11

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $570,408.

Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
35.01 - 40.00	3	$1,990,000.00	3.42%
40.01 - 45.00	1	750,000.00	1.29
45.01 - 50.00	7	4,069,899.22	7.00
50.01 - 55.00	4	2,203,839.15	3.79
55.01 - 60.00	10	5,251,987.91	9.03
60.01 - 65.00	8	5,043,900.00	8.67
65.01 - 70.00	9	4,552,848.96	7.83
70.01 - 75.00	15	10,164,156.71	17.47
75.01 - 80.00	45	24,154,989.35	41.52

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 69.08%.

Banc of America Securities LLC	28

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
4.501 - 4.750	1	$780,000.00	1.34%
4.751 - 5.000	5	2,981,938.37	5.13
5.001 - 5.250	8	5,034,746.00	8.65
5.251 - 5.500	24	14,067,965.69	24.18
5.501 - 5.750	31	17,747,769.30	30.50
5.751 - 6.000	19	10,157,596.32	17.46
6.001 - 6.250	11	5,933,005.71	10.20
6.251 - 6.500	3	1,478,599.91	2.54

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.643% per annum.

Gross Margin of the Group 4 Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	102	$58,181,621.30	100.00%

Total:	102	$58,181,621.30	100.00%

Banc of America Securities LLC	29

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Rate Ceilings of the Group 4 Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
9.501 - 9.750	1	$780,000.00	1.34%
9.751 - 10.000	5	2,981,938.37	5.13
10.001 - 10.250	8	5,034,746.00	8.65
10.251 - 10.500	24	14,067,965.69	24.18
10.501 - 10.750	31	17,747,769.30	30.50
10.751 - 11.000	19	10,157,596.32	17.46
11.001 - 11.250	11	5,933,005.71	10.20
11.251 - 11.500	3	1,478,599.91	2.54

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.643% per annum.

First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
May 1, 2015	30	$17,391,179.39	29.89%
June 1, 2015	72	40,790,441.91	70.11

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.

Banc of America Securities LLC	30

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Remaining Terms of the Group 4 Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	102	$58,181,621.30	100.00%

Total:	102	$58,181,621.30	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	9	$5,135,804.82	8.83%
751 - 800	53	31,070,910.62	53.40
701 - 750	29	15,648,155.86	26.90
651 - 700	9	5,462,750.00	9.39
601 - 650	2	864,000.00	1.49

Total:	102	$58,181,621.30	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	31

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Collateral Summary of the Mortgage Loans

Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.90% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the “Gross Margin”). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market (“LIBOR”) as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid Arms and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid Arms. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid Arms and 5% for the 5/1, 7/1 and 10/1 Hybrid Arms, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.82% of the Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

	Collateral Summary		Range (if applicable)
Total Outstanding Loan Balance		$716,733,785

Total Number of Loans		1,326

Average Loan Principal Balance		$540,523	$87,300 to $1,500,000

WA Gross Coupon		5.334%	3.750% to 6.875%

WA FICO		749	620 to 820

WA Original Term (mos.)		360

WA Remaining Term (mos.)		360	356 to 360

WA OLTV		71.80%	17.86% to 95.00%

WA Months to First Rate Adjustment Date		64 months	34 to 120 months

Gross Margin		2.250%

WA Rate Ceiling		10.391%	8.750% to 12.500%

Geographic Concentration of Mortgaged Properties (Top 5 States) based on the Aggregate Stated Principal Balance	CA FL VA MD NC	49.92% 10.44% 6.79% 3.62% 2.56%

Banc of America Securities LLC	46

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Occupancy of Mortgaged Properties of the Mortgage Loans (1)

Occupancy	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Primary Residence	1,177	$630,067,652.06	87.91%
Second Home	138	81,534,615.37	11.38
Investor	11	5,131,517.80	0.72

Total:	1,326	$716,733,785.23	100.00%

(1)	Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

Property Types of the Mortgage Loans

Property Type	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Single Family Residence	725	$404,801,952.65	56.48%
PUD-Detached	304	161,654,022.00	22.55
Condo - Low	167	83,181,028.02	11.61
Condominium	66	37,587,646.61	5.24
PUD-Attached	54	24,452,034.53	3.41
2-Family	4	2,317,000.00	0.32
Townhouse	4	1,719,110.70	0.24
3-Family	1	596,990.72	0.08
4-Family	1	424,000.00	0.06

Total:	1,326	$716,733,785.23	100.00%

Mortgage Loan Purpose of the Mortgage Loans

Purpose	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
Purchase	917	$498,552,632.26	69.56%
Refinance-Rate/Term	222	122,458,146.20	17.09
Refinance-Cashout	187	95,723,006.77	13.36

Total:	1,326	$716,733,785.23	100.00%

Banc of America Securities LLC	33

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

Geographic Area	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
California	653	$357,818,601.78	49.92%
Florida	134	74,810,832.15	10.44
Virginia	99	48,691,592.82	6.79
Maryland	48	25,952,040.18	3.62
North Carolina	33	18,319,878.53	2.56
Arizona	30	17,505,844.81	2.44
Illinois	28	16,039,627.74	2.24
South Carolina	30	16,090,506.53	2.24
Nevada	30	14,846,115.20	2.07
Georgia	28	14,276,491.69	1.99
Massachusetts	25	13,816,177.53	1.93
District of Columbia	26	13,175,915.13	1.84
New Jersey	23	12,683,734.37	1.77
Washington	24	11,480,654.92	1.60
Colorado	18	11,098,989.72	1.55
Texas	20	9,466,532.53	1.32
New York	14	7,621,300.00	1.06
Connecticut	8	3,945,930.62	0.55
Missouri	7	3,733,265.00	0.52
New Mexico	5	2,711,755.58	0.38
Hawaii	4	2,486,999.91	0.35
Tennessee	6	2,493,264.00	0.35
Rhode Island	4	2,147,060.77	0.30
Indiana	3	1,634,090.76	0.23
Delaware	2	1,553,300.00	0.22
Oregon	3	1,509,552.65	0.21
Pennsylvania	3	1,526,547.64	0.21
Vermont	3	1,479,750.00	0.21
Wisconsin	3	1,263,750.00	0.18
Ohio	2	1,013,421.67	0.14
Alabama	1	880,000.00	0.12
Montana	1	808,000.00	0.11
Michigan	1	650,000.00	0.09
Idaho	1	600,000.00	0.08
Oklahoma	1	609,000.00	0.08
Utah	1	470,961.00	0.07
Iowa	1	402,300.00	0.06
Maine	1	400,000.00	0.06
Kentucky	1	336,000.00	0.05
New Hampshire	1	384,000.00	0.05

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, no more than approximately 0.79% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC	34

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

California State Distribution of the Mortgaged Properties of the

Mortgage Loans

California State Distribution	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance of the California Mortgage Loans
Northern California	366	$202,342,492.12	56.55%
Southern California	287	155,476,109.66	43.45

Total:	653	$357,818,601.78	100.00%

Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

Current Mortgage Loan Principal Balances ($)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
50,000.01 - 100,000.00	1	$87,300.00	0.01%
100,000.01 - 150,000.00	1	116,743.88	0.02
150,000.01 - 200,000.00	2	376,000.00	0.05
250,000.01 - 300,000.00	1	283,500.00	0.04
300,000.01 - 350,000.00	2	681,000.00	0.10
350,000.01 - 400,000.00	240	91,752,476.25	12.80
400,000.01 - 450,000.00	234	100,268,036.16	13.99
450,000.01 - 500,000.00	241	115,379,038.91	16.10
500,000.01 - 550,000.00	135	70,851,920.35	9.89
550,000.01 - 600,000.00	149	86,210,237.63	12.03
600,000.01 - 650,000.00	83	52,224,485.22	7.29
650,000.01 - 700,000.00	53	35,961,168.41	5.02
700,000.01 - 750,000.00	47	34,282,376.21	4.78
750,000.01 - 800,000.00	33	25,790,234.60	3.60
800,000.01 - 850,000.00	17	14,078,200.00	1.96
850,000.01 - 900,000.00	17	14,947,346.98	2.09
900,000.01 - 950,000.00	16	14,885,493.46	2.08
950,000.01 - 1,000,000.00	34	33,603,440.33	4.69
1,000,000.01 - 1,500,000.00	20	24,954,786.84	3.48

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $540,523.

Banc of America Securities LLC	35

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Original Loan-To-Value Ratios of the Mortgage Loans (1)

Original Loan-To-Value Ratios (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
15.01 - 20.00	1	$500,000.00	0.07%
20.01 - 25.00	4	1,705,800.00	0.24
25.01 - 30.00	11	6,853,736.09	0.96
30.01 - 35.00	8	5,437,600.00	0.76
35.01 - 40.00	18	10,704,086.97	1.49
40.01 - 45.00	13	7,001,998.20	0.98
45.01 - 50.00	42	24,145,019.07	3.37
50.01 - 55.00	49	27,480,408.41	3.83
55.01 - 60.00	74	41,864,119.28	5.84
60.01 - 65.00	65	38,153,060.49	5.32
65.01 - 70.00	129	72,821,705.69	10.16
70.01 - 75.00	110	64,010,349.87	8.93
75.01 - 80.00	777	405,559,858.32	56.58
80.01 - 85.00	5	2,089,500.00	0.29
85.01 - 90.00	18	7,614,615.84	1.06
90.01 - 95.00	2	791,927.00	0.11

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 71.80%.

Banc of America Securities LLC	36

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Current Mortgage Interest Rates of the Mortgage Loans (1)

Mortgage Interest Rates (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
3.501 - 3.750	4	$2,082,000.00	0.29%
3.751 - 4.000	9	5,082,921.69	0.71
4.001 - 4.250	11	5,854,627.10	0.82
4.251 - 4.500	25	14,167,113.97	1.98
4.501 - 4.750	54	29,104,401.29	4.06
4.751 - 5.000	175	91,900,928.60	12.82
5.001 - 5.250	299	163,519,409.14	22.81
5.251 - 5.500	401	217,408,188.45	30.33
5.501 - 5.750	242	131,284,857.33	18.32
5.751 - 6.000	78	42,045,493.98	5.87
6.001 - 6.250	20	10,217,069.83	1.43
6.251 - 6.500	7	3,675,773.85	0.51
6.751 - 7.000	1	391,000.00	0.05

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 5.334% per annum.

Gross Margin of the Mortgage Loans

Gross Margin (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
2.250	1,326	$716,733,785.23	100.00%

Total:	1,326	$716,733,785.23	100.00%

Banc of America Securities LLC	37

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Rate Ceilings of the Mortgage Loans (1)

Rate Ceilings (%)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
8.501 - 8.750	4	$2,082,000.00	0.29%
8.751 - 9.000	9	5,082,921.69	0.71
9.001 - 9.250	11	5,854,627.10	0.82
9.251 - 9.500	25	14,167,113.97	1.98
9.501 - 9.750	52	27,664,401.29	3.86
9.751 - 10.000	162	85,650,896.60	11.95
10.001 - 10.250	283	154,143,098.98	21.51
10.251 - 10.500	379	205,207,341.96	28.63
10.501 - 10.750	229	124,265,440.64	17.34
10.751 - 11.000	87	46,055,794.65	6.43
11.001 - 11.250	35	19,086,979.99	2.66
11.251 - 11.500	28	15,239,020.34	2.13
11.501 - 11.750	15	8,459,416.69	1.18
11.751 - 12.000	5	2,630,731.33	0.37
12.001 - 12.250	1	506,400.00	0.07
12.251 - 12.500	1	637,600.00	0.09

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.391% per annum.

Banc of America Securities LLC	38

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

First Rate Adjustment Date of the Mortgage Loans (1)

First Rate Adjustment Date	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
April 1, 2008	1	$458,083.84	0.06%
May 1, 2008	26	13,536,053.27	1.89
June 1, 2008	48	27,475,767.00	3.83
February 1, 2010	1	400,000.00	0.06
April 1, 2010	6	2,745,544.77	0.38
May 1, 2010	417	224,781,582.34	31.36
June 1, 2010	670	358,447,230.26	50.01
May 1, 2012	10	5,429,475.45	0.76
June 1, 2012	45	25,278,427.00	3.53
May 1, 2015	30	17,391,179.39	2.43
June 1, 2015	72	40,790,441.91	5.69

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 64 months.

Remaining Terms of the Mortgage Loans (1)

Remaining Term (Months)	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
341 - 360	1,326	$716,733,785.23	100.00%

Total:	1,326	$716,733,785.23	100.00%

(1)	As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 360 months.

Banc of America Securities LLC	39

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BoAMS 2005-F    $690,929,000 (approximate)

Credit Scoring of Mortgagors of the Mortgage Loans (1)

Credit Scores	Number Of Mortgage Loans	Aggregate Stated Principal Balance as of Cut-Off Date	% of Cut-Off Date Pool Principal Balance
801 - 850	82	$44,823,959.05	6.25%
751 - 800	650	362,214,358.46	50.54
701 - 750	389	206,093,746.60	28.75
651 - 700	167	84,217,655.83	11.75
601 - 650	35	18,096,065.29	2.52
Not Scored	3	1,288,000.00	0.18

Total:	1,326	$716,733,785.23	100.00%

(1)	The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC	40

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC, (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.